Exhibit 11


                       COMPUTATION OF PER SHARE EARNINGS

    The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three months ended November 30, 1994 and 1993.

    Three months ended November 30, 1994:

       25,074,982 x shares outstanding for 18 days               451,349,676
       24,941,910 x shares outstanding for 12 days               299,302,920
       24,934,917 x shares outstanding for 16 days               398,958,672
       24,713,278 x shares outstanding for 15 days               370,699,170
       24,520,641 x shares outstanding for 17 days               416,850,897
       24,416,386 x shares outstanding for 13 days               317,413,018
                                                               _____________
                                                               2,254,574,353
       Divided by number of days during the period                        91
                                                               _____________
                                                                  24,775,542


    Three months ended November 30, 1993:

       27,227,108 x shares outstanding for  1 day                 27,227,108
       27,214,570 x shares outstanding for 15 days               408,218,550
       27,145,448 x shares outstanding for 14 days               380,036,272
       27,022,276 x shares outstanding for 12 days               324,267,312
       26,820,618 x shares outstanding for 19 days               509,591,742
       26,420,208 x shares outstanding for 11 days               290,622,288
       26,388,690 x shares outstanding for 19 days               501,385,110
                                                               _____________
                                                               2,441,348,382
       Divided by number of days during the period                        91
                                                               _____________
                                                                  26,828,004